SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☐                            Filed by a party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting material pursuant to §240.14a-12

Bob Evans Farms, Inc.

(Name of Registrant as Specified In Its Charter)

Post Holdings, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing party:
	(4)	Date Filed:

Filed by Post Holdings, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

Subject Company: Bob Evans Farms, Inc.

Commission File No.: 0-1667

The following is a letter from Post Holdings, Inc. management to employees of Post on September 19, 2017.

September 19, 2017

Dear Colleagues,

Over the past few years, we have made tremendous progress transforming our operations and our portfolio to make Post Holdings a stronger company. Our acquisitions of Weetabix, MOM Brands, Michael Foods and Premier Nutrition, among others, have expanded our reach and our ability to deliver for customers and consumers.

Today, I am excited to tell you about another important development – an agreement to acquire Bob Evans Farms, one of the country’s top manufacturers of home-style refrigerated side dishes, pork sausage products and a variety of frozen packaged food. For your reference, the press release announcing this acquisition is attached.

Why Bob Evans?

Bob Evans’ portfolio – which includes a leading position in the increasingly valuable refrigerated side dishes category – complements ours exceptionally well. It will immediately give us a strong position in high growth “perimeter of store” products and enable us to bring a wider range of great products to more people across North America. Bob Evans also has a growing foodservice business that complements our existing foodservice business.

What Happens Next?

We expect to complete this acquisition in the second quarter of our 2018 fiscal year (the first calendar quarter of 2018), subject to customary regulatory review and approval by Bob Evans’ stockholders. Until then, Post Holdings and Bob Evans will continue to operate as separate companies, and it remains business as usual for all of us.

Once this acquisition closes, we expect to combine our existing retail refrigerated egg, potato and cheese business with Bob Evans, establishing a refrigerated retail business within Post that will be led by Mike Townsley, Bob Evans’ current President and CEO.

On the other side of our business, Jim Dwyer will continue in his current role as President and CEO of the Michael Foods Group, managing the commercial foodservice egg, potato and pasta businesses, which will, after closing, also include the Bob Evans foodservice business.

We will have more information on integration plans over the next few months and will continue to keep you updated. Should you have any questions in the interim, please feel free to ask your supervisor or HR representative.

I want to thank each of you for your hard work and dedication, and for staying focused on our 2017 plan and 2018 objectives.

Best regards,

Rob Vitale

President and CEO

Additional Information and Where to Find It

In connection with the proposed merger, Bob Evans intends to file a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”). BOB EVANS STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING ANY DEFINITIVE PROXY STATEMENT, FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement will be mailed to stockholders of Bob Evans. Investors and security holders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (when they become available) at the Bob Evans website, www.bobevansgrocery.com, under the heading “Investors.”

Participants in the Solicitation

Bob Evans, Post and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Bob Evans in connection with the proposed merger. Information regarding Post’s directors and executive officers is included in Post’s Annual Report on Form 10-K for the year ended September 30, 2016, filed with the SEC on November 18, 2016 and the proxy statement for Post’s 2017 Annual Meeting of Shareholders, filed with the SEC on December 8, 2016. Information regarding Bob Evans’ directors and executive officers is included in the Bob Evans Annual Report on Form 10-K for the fiscal year ended April 28, 2017, filed with the SEC on June 15, 2017 and the proxy statement for Bob Evans’ 2017 Annual Meeting of Stockholders, filed with the SEC on July 14, 2017. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this letter are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “potential,” “continues,” “plans,” “forecasts,” “estimates,” “projects,” “predicts,” “would,” “intends,” “anticipates,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. There is no assurance that the acquisition of Bob Evans by Post will be consummated and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. The risks and uncertainties in connection with such forward-looking statements related to the proposed transaction include, but are not limited to, the occurrence of any event, change or other circumstances that could delay the closing of the proposed transaction; the possibility of non-consummation of the proposed transaction and termination of the merger agreement; the ability and timing to obtain the approval of Bob Evans’ stockholders and required regulatory approvals and to satisfy other closing conditions to the merger agreement; the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; adverse effects on Post’s common stock or Bob Evans’ common stock because of the failure to complete the proposed transaction; Post’s or Bob Evans’ respective businesses experiencing disruptions from ongoing business operations due to transaction-related uncertainty or other factors making it more difficult than expected to maintain relationships with employees, business partners or governmental entities, both before and following consummation of the transaction; Post and Bob Evans being unable to promptly and effectively implement integration strategies and obtain expected cost savings and synergies within the expected timeframe; Post’s ability to retain certain key employees at Bob Evans; significant transaction costs which have been and may continue to be incurred related to the proposed transaction; and other risks and uncertainties described in Post’s and Bob Evans’ filings with the Securities and Exchange Commission. Post and Bob Evans caution readers not to place undue reliance on any forward-looking statements. These forward-looking statements represent Post’s and Bob Evans’ judgment as of the date of this letter, and Post and Bob Evans undertake no obligation to update or revise them unless otherwise required by law.